United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2004



                                   ATNG, INC.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


                  000-26907                       76-0510754
           (Commission File Number)     (IRS Employer Identification No.)


         1549 Leroy Street, Suite D-200                   48430
                 Fenton, Michigan                       (Zip Code)
      (Address of principal executive offices)


                                 (810) 714-2978
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On  Tuesday,  January  27,  2004, the registrant received a request from DK
Holdings, L.L.C. pursuant to Rule 14d-5 under the Securities Exchange Act of 1934, as amended. On January 27, 2004, the registrant responded to DK Holdings, L.L.C. that as soon as its request was made in proper form, the registrant would comply with the request as required by law. The registrant has no previous knowledge of DK Holdings, L.L.C. or what its intentions might be.

Rule 14d-5 of the Exchange Act typically is used in connection with tender offers. As of the date of this report, the registrant has no information with respect to any tender offer for its securities. As soon as it possess such information, appropriate disclosures will be made as required by law.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial  Statements.
          ----------------------

     None.

     (b)  Exhibits.
          --------

     The following exhibits are filed herewith:

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2004

                                       ATNG, INC.


                                       By  /s/ Robert C. Simpson
                                           ------------------------------------
                                           Robert C. Simpson, President



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